UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 2, 2015

MAGNETEK, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10233	95-3917584
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N49 W13650 Campbell Drive Menomonee Falls, WI		53051
(Address of Principal Executive Offices)		(Zip Code)

(262) 783-3500

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 -	Completion of Acquisition or Disposition of Assets.

As previously disclosed on July 27, 2015, Magnetek, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger, dated July 26, 2015 (as amended, the “Merger Agreement”), by and among the Company, Columbus McKinnon Corporation, a New York corporation (“Parent”), and Megatron Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”).

Pursuant to the Merger Agreement, Merger Sub commenced a tender offer to purchase all outstanding shares of the Company’s common stock, par value $0.01 per share (the “Shares”), at a price of $50.00 per Share, net to the seller in cash, without interest (the “Offer Price”), subject to any withholding of taxes required by applicable laws, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated August 5, 2015 (the “Offer to Purchase”), and the related Letters of Transmittal (which, together with the Offer to Purchase, constituted the “Offer”).

The Offer expired at 12:00 midnight, New York City time, on Tuesday, September 1, 2015. American Stock Transfer & Trust Company, LLC, the depositary for the Offer (the “Depositary”), advised Parent and the Company that, as of the expiration of the Offer, a total of approximately 3,464,611 Shares had been validly tendered and not validly withdrawn pursuant to the Offer, representing 93.6% of the Company’s then outstanding Shares. Because the number of Shares validly tendered and not withdrawn pursuant to the Offer constituted a majority of the outstanding Shares entitled to vote, the Minimum Tender Condition (as defined in the Merger Agreement) for the Offer was satisfied. All other conditions to the Offer having also been satisfied, Merger Sub first accepted all of the Shares for payment and then deposited funds to pay for such Shares with the Depositary, which will act as agent for tendering Company stockholders for the purpose of receiving payments for tendered Shares and transmitting such payments to tendering Company stockholders whose Shares have been accepted for payment, in accordance with the terms of the Offer.

Following consummation of the Offer, all conditions to the Merger (as defined below) set forth in the Merger Agreement had been satisfied, and on September 2, 2015, upon the filing of a certificate of merger with the Secretary of State of the State of Delaware (the “Effective Time”), Parent completed its acquisition of the Company by consummating a merger of Merger Sub with and into the Company (the “Merger”) without a meeting of stockholders of the Company in accordance with Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”). As a result of the Merger, the Company became a wholly owned subsidiary of Parent. Pursuant to the Merger Agreement, each Share issued and outstanding immediately prior to the Effective Time, other than Shares held in the treasury of the Company or owned by Parent or any direct or indirect wholly owned subsidiary of Parent (including Merger Sub) or the Company immediately prior to the Effective Time, or Shares with respect to which appraisal rights were properly exercised under the DGCL, was converted into the right to receive cash in the amount of the Offer Price, subject to any withholding of taxes required by applicable laws.

Additionally, pursuant to the Merger Agreement, (i) all unvested shares of restricted stock vested immediately upon consummation of the Offer and such Shares, other than those validly tendered and not validly withdrawn pursuant to the Offer, became Shares that were converted into the right to receive cash per Share in the amount of the Offer Price, subject to any withholding of taxes required by applicable laws, (ii) all unvested performance shares vested immediately upon the consummation of the Offer as if the applicable performance objectives had been achieved at “target” and such Shares, other than those validly tendered and not validly withdrawn pursuant to the Offer, became Shares that were converted into the right to receive cash per Share in the amount of the Offer Price, subject to any withholding of taxes required by applicable laws, and (iii) all outstanding options to purchase Shares (whether or not vested or exercisable)

were cancelled immediately upon the consummation of the Offer and converted into the right to receive upon consummation of the Offer an amount in cash equal to the positive difference between the exercise price of such option and the Offer Price, if any.

The aggregate consideration paid by Merger Sub in the Offer and Merger was approximately $188.9 million, without giving effect to related transaction fees and expenses.

The information set forth in Item 3.03 and Item 5.01 of this Current Report on Form 8-K is incorporated herein by reference.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 27, 2015 and is incorporated herein by reference, that certain Letter Agreement, dated August 24, 2015, by and among Parent, Merger Sub and the Company, which was attached as Exhibit 99(a)(9) to the Company’s Solicitation/Recommendation Statement on Schedule 14D-9, as amended, filed with the SEC on August 25, 2015 and is incorporated herein by reference, and that certain Offer to Purchase and related Letters of Transmittal, that were attached as Exhibits (a)(1)(A), (a)(1)(B) and (a)(1)(C) to the Schedule TO of Parent and Merger Sub, as amended, filed with the SEC on August 5, 2015, and are incorporated herein by reference.

Item 3.01 -     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On September 2, 2015, in connection with the completion of the Merger, the Company notified The NASDAQ Global Select Market (“NASDAQ”) of the completion of the Merger and requested that trading in the Shares be halted prior to the opening of business on September 2, 2015 and suspended as of the close of business on September 2, 2015 and that the Shares be withdrawn from listing on NASDAQ. The Company also requested that NASDAQ file a delisting application on Form 25 with the SEC to report the delisting of the Shares from NASDAQ. The Shares ceased to trade on NASDAQ at the opening of business on September 2, 2015. By operation of law, the delisting will be effective 10 days following the filing of the Form 25.

The Company intends to file with the SEC a certification and notice of termination on Form 15 with respect to the Shares, requesting that the Shares be deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that the reporting obligations of the Company with respect to the Shares under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03 -	Material Modification to Rights of Security Holders.

As a result of the Merger and at the Effective Time, each outstanding Share, other than Shares owned by the Company or Parent or any direct or indirect wholly owned subsidiary of Parent (including Merger Sub), or Shares with respect to which appraisal rights were properly exercised under the DGCL, was converted into the right to receive cash in the amount of the Offer Price, subject to any withholding of taxes required by applicable laws. At the Effective Time, Shares with respect to which

Company stockholders had properly exercised appraisal rights under the DGCL were canceled and ceased to exist, and the holders of such Shares ceased to have any rights with respect thereto, except the right to receive the fair value of such Shares in accordance with the provisions of the DGCL unless and until such holder shall have failed to perfect or shall have effectively withdrawn or lost his, her or its appraisal rights, if any, under the DGCL. If any such stockholder shall have failed to perfect or shall have effectively withdrawn or lost such appraisal rights, then such holder’s Shares shall thereupon be treated as if they had been converted into the right to receive cash in the amount of the Offer Price, subject to any withholding of taxes required by applicable laws.

The information disclosed under Item 2.01, Item 3.01 and Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01 -	Changes in Control of Registrant.

On September 2, 2015, upon Merger Sub’s acceptance for payment of all Shares that were validly tendered and not withdrawn in accordance with the terms of the Offer, a change in control of the Company occurred. Merger Sub obtained the funds for the purchase or conversion of the Shares and to make payments in respect of the Company’s options from cash on hand provided by Parent, net proceeds from borrowings under Parent’s existing credit facility entered into on January 23, 2015 with JPMorgan Chase Bank, N.A. (“JPMorgan”) as administrative agent and the various lenders signatory thereto (the “Existing Credit Facility”), and additional borrowings pursuant to an amendment to the Existing Credit Facility entered into on September 2, 2015 with JPMorgan as administrative agent and the various guarantors and lenders signatory thereto.

The information disclosed under Item 2.01, Item 3.01, Item 3.03 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02 -	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 2, 2015, Timothy T. Tevens, Peter M. McCormick (a director of the Company prior to the Effective Time), Gregory P. Rustowicz and Alan S. Korman became the directors of the Company. Accordingly, each of David A. Bloss, Sr., D. Kyle Cerminara, Alan B. Levine, Mitchell I. Quain and David P. Reiland, the remaining directors of the Company prior to the Effective Time, resigned from the board of directors of the Company effective at the Effective Time.

The information disclosed under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Item 5.03. -	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, at the Effective Time, the Company’s certificate of incorporation was amended and restated in its entirety (the “Amended and Restated Certificate of Incorporation”).

On September 2, 2015, the Company’s by-laws were amended and restated in their entirety (the “Amended and Restated By-laws”).

The Amended and Restated Certificate of Incorporation and Amended and Restated By-laws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 9.01 -	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 26, 2015, by and among Magnetek, Inc., Columbus McKinnon Corporation and Megatron Acquisition Corp (incorporated by reference to the Company’s Current Report on Form 8-K dated July 27, 2015)*

2.2	Letter Agreement Amending Agreement and Plan of Merger, dated August 24, 2015, by and among Columbus McKinnon Corporation, Megatron Acquisition Corp. and Magnetek, Inc. (incorporated by reference to Exhibit (a)(9) included in the Company’s Schedule 14D-9/A dated August 25, 2015)*

2.3	Offer to Purchase dated August 5, 2015 (incorporated herein by reference to Exhibit (a)(1)(A) to the Schedule TO filed by Parent and Merger Sub on August 5, 2015 (the “Schedule TO”))*

2.4	Form of Letter of Transmittal (including Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9) (incorporated herein by reference to Exhibit (a)(1)(B) to the Schedule TO)*

2.5	Form of Letter of Transmittal for Employee Restricted Shares (including Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9) (incorporated herein by reference to Exhibit (a)(1)(C) to the Schedule TO)

3.1	Amended and Restated Certificate of Incorporation of Magnetek, Inc., as amended as of September 2, 2015

3.2	Amended and Restated By-laws of Magnetek, Inc., as amended as of September 2, 2015

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish supplementally a copy of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNETEK, INC.

Dated: September 2, 2015

	By:	/s/ Marty J. Schwenner
Marty J. Schwenner
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 26, 2015, by and among Magnetek, Inc., Columbus McKinnon Corporation and Megatron Acquisition Corp (incorporated by reference to the Company’s Current Report on Form 8-K dated July 27, 2015)*

2.2	Letter Agreement Amending Agreement and Plan of Merger, dated August 24, 2015, by and among Columbus McKinnon Corporation, Megatron Acquisition Corp. and Magnetek, Inc. (incorporated by reference to Exhibit (a)(9) included in the Company’s Schedule 14D-9/A dated August 25, 2015)*

2.3	Offer to Purchase dated August 5, 2015 (incorporated herein by reference to Exhibit (a)(1)(A) to the Schedule TO filed by Parent and Merger Sub on August 5, 2015 (the “Schedule TO”))*

2.4	Form of Letter of Transmittal (including Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9) (incorporated herein by reference to Exhibit (a)(1)(B) to the Schedule TO)*

2.5	Form of Letter of Transmittal for Employee Restricted Shares (including Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9) (incorporated herein by reference to Exhibit (a)(1)(C) to the Schedule TO)*

3.1	Amended and Restated Certificate of Incorporation of Magnetek, Inc., as amended as of September 2, 2015

3.2	Amended and Restated By-laws of Magnetek, Inc., as amended as of September 2, 2015

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish supplementally a copy of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.